Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2019
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
Operating Lease
Takeda is the lessee under several operating leases, primarily for office and other facilities, and certain office equipment. Future minimum lease payments by maturity under non-cancellable operating leases that have initial or remaining lease terms in excess of one year are as follows:

	JPY (millions) As of March 31
	2018	2019
Within one year	¥12,053	¥31,172
Between one and five years	31,278	91,105
More than five years	33,720	111,301
Total	¥77,051	¥233,578

Total future minimum sublease payments expected to be received under non-cancellable subleases as of March 31, 2018 and 2019 were 34,482 million JPY and 13,140 million JPY, respectively.
Rent expense for operating lease contracts and sublease income recognized in profit or loss are as follows:

	JPY (millions) For the Year Ended March 31
	2017	2018	2019
Rent expense	¥11,758	¥21,384	¥27,444
Sublease income	(109)	(2,493)	(3,579)
Total	¥11,649	¥18,891	¥23,865

Purchase commitments
The amount of contractual commitments for the acquisition of property, plant and equipment was 14,078 million JPY and 33,991 million JPY as of March 31, 2018 and 2019, respectively.
Irish Revenue Authority assessment
Shire received a tax assessment from the Irish Revenue Authority on November 28, 2018 for 398 million EUR. This assessment relates to a potential taxable gain from a 1,635 million USD break fee Shire received from AbbVie, Inc. ("AbbVie") in connection with the terminated offer to acquire Shire made by AbbVie in 2014. Takeda is currently in the appeal process with regards to this assessment as it does not believe a tax liability should arise from the break fee.
Milestone Payments
As discussed in Note 13, Takeda has certain contractual agreements related to the acquisition of intangible assets that require it to make payments of up to 517,017 million JPY and 655,531 million JPY as of March 31, 2018 and 2019, respectively. These commitments include development milestone payments in relation to R&D programs under development and expected maximum commercial milestone payments in relation to launched products. As for the programs under development, the possibility to meet certain conditions for commercial milestone payments is uncertain and the related commercial milestone payments were not included in the commitments.
Guarantees
The amount of contingent liabilities related to guarantees was 186 million JPY and 99 million JPY as of March 31, 2018 and 2019, respectively. These are all related to transactions with financial institutions and are not recognized as financial liabilities in the consolidated statement of financial position because the possibility of loss from contingent liabilities was remote.
Litigation
Takeda is involved in various legal and administrative proceedings. The most significant matters are described below.
Takeda may become involved in significant legal proceedings for which it is not possible to make a reliable estimate of the expected financial effect, if any, which may result from ultimate resolution of the proceedings. In these cases, appropriate disclosures about such cases would be included in this note, but no provision would be made for the cases.
With respect to each of the legal proceedings described below, other than those for which a provision has been made, Takeda is unable to make a reliable estimate of the expected financial effect at this stage. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision, if any, and lack of clarity as to the merits of theories of liability, the merits of Takeda’s defenses, the amount and recoverability of damages and/or governing law. The Company does not believe that information about the amount sought by the plaintiffs, if that is known, is, by itself, meaningful in every instance with respect to the outcome of those legal proceedings.
Legal expenses incurred and charges related to legal claims are recorded in selling, general and administrative expenses. Provisions are recorded, after taking appropriate legal and other specialist advice, where an outflow of resources is considered probable and a reliable estimate can be made of the likely outcome of the dispute. For certain product liability claims, Takeda will record a provision where there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims. As of March 31, 2019, Takeda’s aggregate provisions for legal and other disputes were 46,775 million JPY. The ultimate liability for legal claims may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations. Unless otherwise stated below, Takeda is unable to predict the outcome or duration of these matters at this time.
Takeda’s position could change over time, and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed, by a material amount, the amount of the provisions reported in these consolidated financial statement.
Certain of the matters discussed below were originally brought against Shire or its subsidiaries prior to Takeda’s acquisition of Shire. Refer to Note 31 on Business Combination for discussion of Takeda’s purchase accounting for the acquisition of Shire.
Product Liability and Related Claims
Pre-clinical and clinical trials are conducted during the development of potential products to determine the safety and efficacy of products for use by humans following approval by regulatory bodies. Notwithstanding these efforts, when drugs and vaccines are introduced into the marketplace, unanticipated safety issues may become, or be claimed by some to be, evident. Takeda is currently a defendant in a number of product liability lawsuits related to its products. For the product liability lawsuits and related claims, other than those for which a provision has been made, Takeda is unable to make a reliable estimate of the expected financial effect at this stage.
The Company’s principal pending legal and other proceedings are disclosed below. The outcomes of these proceedings are not always predictable and can be affected by various factors. For those legal and other proceedings for which it is considered at least reasonably possible that a loss has been incurred, the Company discloses the possible loss or range of possible loss in excess of the recorded loss contingency provision, if any, where such excess is both material and estimable.
ACTOS
Takeda has been named as a defendant in lawsuits in U.S. federal and state courts in which plaintiffs allege to have developed bladder cancer or other injuries as a result of taking products containing type 2 diabetes treatment pioglitazone (U.S. brand name ACTOS). Eli Lilly and Company ("Lilly"), which co-promoted ACTOS in the United States for a period of time, also has been named as a defendant in many of these lawsuits. Under the parties’ co-promotion agreement, Takeda has agreed to defend and indemnify Lilly in the U.S. matters. Outside the U.S., lawsuits and claims have also been brought by persons claiming similar injuries.
In April 2015, Takeda reached an agreement with the lead plaintiffs’ lawyers that resolved the vast majority of ACTOS product liability lawsuits pending against Takeda and Lilly in the U.S. The settlement covered all bladder cancer claims pending in any U.S. court as of the date of settlement. Claimants with unfiled claims in the U.S. represented by counsel as of the date of settlement and within three days thereafter were also eligible to participate. The settlement became effective when 95% of litigants and claimants opted-in. In connection with this broad settlement, Takeda has paid 2.4 billion USD (approximately 288 billion JPY) into a qualified settlement fund. Takeda received insurance proceeds totaling approximately 58 billion JPY under various policies covering product liability claims against Takeda. Takeda also established provisions for the remaining ACTOS claims and lawsuits.
In addition to remaining product liability claims, the following lawsuits have been filed against Takeda by public and private third-party payors, as well as consumers, seeking damages for alleged economic losses:
A purported nation-wide class action lawsuit has been filed in federal court in California—the Painters’ Fund case—on behalf of third-party payors and consumers seeking, among other things, reimbursement of monies spent on ACTOS. In April 2018, the court dismissed the Painters’ Fund case. Plaintiffs appealed.
A purported California class action has been filed in federal court in California asserting claims similar to the Painters’ Fund case.
The States of Mississippi and Louisiana have filed lawsuits against Takeda and Lilly alleging that defendants did not warn about bladder cancer and other risks of ACTOS. The lawsuits seek reimbursement of the cost of ACTOS, paid by the states on behalf of patients through programs such as Medicaid, and for medical treatment of patients allegedly injured by ACTOS, attorneys’ fees and expenses, and punitive damages. The court granted Takeda’s motion to dismiss the Louisiana case. The decision has been appealed. In November 2018, Takeda and Lilly agreed to settle the lawsuit brought by the State of Mississippi. The lawsuit brought by the State of Louisiana remains pending.
Proton Pump Inhibitor (“PPI”) Related Claims
As of June 10, 2019 approximately 6,000 product liability lawsuits involving PREVACID and DEXILANT have been filed against Takeda in U.S. federal and state courts. The federal lawsuits are consolidated for pre-trial proceedings in a multi-district litigation in federal court in New Jersey. The plaintiffs in these cases allege they developed kidney injuries as a result of taking PREVACID and/or DEXILANT, and that Takeda failed to adequately warn them of this potential risk. It remains unclear how many of the plaintiffs actually took PREVACID and/or DEXILANT. Similar cases are pending against other manufacturers of drugs in the same PPI class as Takeda’s products, including AstraZeneca plc (“AstraZeneca”), Procter & Gamble Company (“Procter & Gamble”) and Pfizer Inc. (“Pfizer”). Outside the U.S., three proposed class actions have been filed in three provinces in Canada (Quebec, Ontario, and Saskatchewan). The defendants in these actions include Takeda, AstraZeneca, Janssen Pharmaceutical Companies (“Janssen”) and several generic manufacturers. It is unclear how many additional actions, if any, may be filed against Takeda in the U.S., Canada or elsewhere.
ELAPRASE
In 2014, Shire’s Brazilian affiliate, Shire Farmaceutica Brasil Ltda, was served with a lawsuit brought by the State of Sao Paulo where the Brazilian Public Attorney’s office has intervened alleging that Shire would be obligated to supply ELAPRASE for an indefinite period at no cost to patients who participated in ELAPRASE clinical trials in Brazil, and seeking recoupment to the Brazilian government for amounts paid on behalf of these patients to date, and moral damages associated with these claims.
On May 6, 2016, the trial court judge ruled on the case and dismissed all the claims under the class action, which was appealed. On February 20, 2017, the Court of Appeals in Sao Paulo issued a decision upholding the decision rendered by the lower court judge, dismissing, therefore, all the claims under the class action. On July 12, 2017, the Public Prosecutor filed an appeal addressed to the Supreme Court. On October 10, 2017, the State of Sao Paulo filed appeals addressed to the Superior Court of Justice and to the Supreme Court. On November 13, 2017, Shire submitted its answers to the aforementioned appeals. On July 3, 2018 the President of Sao Paulo Court of Appeals issued a decision denying the remittance of all appeals to the Superior Courts. Against such decision, both the State (on August 23, 2018) and the Public Prosecutor (on October 3, 2018) filed an appeal. By virtue of such appeal, the case records were remitted to the Superior Court of Justice on February 27, 2019. Takeda is currently waiting the assignment of the case to one of the Justices of the Superior Court of Justice.
Intellectual property
Intellectual property claims include challenges to the validity and enforceability of Takeda’s patents on various products or processes as well as assertions of non-infringement of those patents. A loss in any of these cases could result in loss of patent protection for the product at issue. The consequences of any such loss could be a significant decrease in sales of that product and could materially affect future results of operations for Takeda.
PREVACID
In January 2018, Takeda received notice from Zydus Pharmaceuticals (USA) Inc. ("Zydus") that it has amended its application for a generic version of SoluTab. In response, Takeda filed a patent infringement lawsuit against Zydus and in response, Zydus filed a counterclaim asserting that Takeda’s challenge of Zydus’ abbreviated new drug application (“ANDA”) product violates antitrust laws. Takeda believes the counterclaim is without merit.
In June 2009, Apotex Pharmaceuticals Inc. ("Apotex") filed a lawsuit in Toronto, Canada, against Takeda and Abbott Laboratories ("Abbott") seeking alleged damages for delayed market entry of its generic lansoprazole capsules due to a prior patent infringement lawsuit against Apotex. Previously, Abbott and Takeda filed a patent infringement lawsuit against Apotex in response to Apotex’s regulatory submission to the Canadian Minister of Health seeking permission to market generic lansoprazole capsules before the expiration of various Canadian patents relating to this drug. In January 2019, the parties settled the lawsuit.
PANTOPRAZOLE
On January 15, 2016, Mylan Inc. ("Mylan") filed a suit at the Federal Court against Takeda claiming damages as a result of the dismissal of Takeda´s previous PM(NOC) proceeding against Mylan. Mylan claimed damages due to being held-off the market with its generic pantoprazole magnesium product during the time period of June 27, 2013 until June 15, 2015. The parties settled the lawsuit in May 2018.
AMITIZA
In March 2017, Sucampo Pharmaceuticals, Inc. ("Sucampo") (Takeda’s licensor) received a paragraph IV certification directed to AMITIZA from Amneal Pharmaceuticals, and in August 2017 received a paragraph IV certification directed to AMITIZA from Teva Pharmaceutical Industries Ltd. ("Teva"). These parties contend that the patents listed in FDA’s Orange Book for AMITIZA are invalid and/or not infringed by their ANDA product. In response, Sucampo and Takeda filed a patent infringement lawsuit against the parties. Patent litigation against other ANDA filers for AMITIZA were previously settled, and patent litigation against Amneal Pharmaceuticals and Teva was settled in June 2018.
TRINTELLIX
Takeda has received notices from sixteen generic pharmaceutical companies that they have submitted ANDAs with paragraph IV certifications seeking to sell generic versions of TRINTELLIX. To date, at least four generic companies are challenging the patents covering the compound, vortioxetine, which expire in 2026. Takeda filed patent infringement lawsuits against the ANDA filers in federal court in Delaware.
ENTYVIO
F. Hoffmann-La Roche, Ltd. ("Roche") has filed patent infringement lawsuits against Takeda in Germany and Italy alleging that ENTYVIO infringes a Roche patent issued in Germany and Italy. Takeda is vigorously defending these lawsuits. Additionally, Takeda has filed a lawsuit in the U.K. seeking nullification of Roche’s patent in the U.K.
MYDAYIS
On October 12, 2017, Shire was notified that Teva Pharmaceuticals USA, Inc. had submitted an ANDA to the FDA seeking permission to market a generic version of MYDAYIS. Within the requisite 45-day period, Shire filed a lawsuit in the U.S. District Court for the District of Delaware against Teva Pharmaceuticals USA, Inc., Actavis Laboratories, Inc. and Teva Pharmaceutical Industries Limited (collectively the “Teva entities”). A Markman hearing took place on January 23, 2019. A trial is scheduled to begin on December 9, 2019.
On March 8, 2018, Shire was notified that Impax Laboratories, Inc. (“Impax”) had submitted an ANDA to the FDA seeking permission to market a generic version of MYDAYIS. Within the requisite 45-day period, Shire filed a lawsuit in the U.S. District Court for the District of Delaware against Impax. A Markman hearing took place on January 23, 2019. A trial is scheduled to begin on December 9, 2019.
On April 19, 2018, Shire was notified that SpecGX LLC (“SpecGX”) had submitted an ANDA to the FDA seeking permission to market a generic version of MYDAYIS. Within the requisite 45-day period, Shire filed a lawsuit in the U.S. District Court for the District of Delaware against SpecGx. Shire and SpecGx settled the lawsuit on January 28, 2019.
Petitions to institute inter partes reviews (“IPRs”) against U.S. Patent numbers 8,846,100 and 9,173,857 were filed by KVK Tech in January 2018 and the petitions were granted in July 2018. Both of these patents are listed in the Orange Book as covering MYDAYIS and are among the patents-in-suit in the infringement action brought against the Teva entities and Impax as noted above. A decision on the merits is expected on or before July 10, 2019.
ADYNOVATE
On December 5, 2016, Bayer Healthcare LLC (“Bayer”) filed a lawsuit in the US District Court for the District of Delaware against Baxalta Incorporated and Baxalta US Inc. (collectively "Baxalta"), which are direct or indirect wholly owned subsidiaries of Shire, and Nektar Therapeutics (“Nektar”) filed alleging infringement of U.S. Patent No. 9,364,520 in connection with the sales of ADYNOVATE [antihemophilic factor (recombinant), PEGylated]. The case was tried before a jury beginning on January 28, 2019. The jury found in favor of Bayer determining that the patent is infringed. The jury further awarded damages in the amount of 155.2 million USD. Takeda is considering its further options. Takeda established a provision against this case in purchase accounting (Note 31).
On September 15, 2017, Baxalta and Nektar filed a lawsuit in the US District Court for the District of Delaware against Bayer alleging infringement of US Patent Nos. 7,199,223; 7,863,421; 8,143,378; 8,247,536; 8,519,102; 8,618,259; 8,889,831: This case was consolidated on December 7, 2018 with Baxalta’s and Nektar’s lawsuit filed on August 31, 2018 alleging infringement of 7,026,440; 7,872,072; 8,273,833; 8,809,453; and 9,187,569 in connection with the BAY-94 (subsequently approved and marketed as Jivi® (antihemophilic factor (recombinant PEGylated-aucl)). On July 2, 2018, an amended complaint was filed adding US Patent No. 9,999,657. Markman hearings are scheduled to take place on June 21, 2019 and August 20, 2019. A trial is scheduled to begin on April 27, 2020.
Other
In addition to the individual patent litigation cases described above, Takeda is party to a number of cases where Takeda has received notices that companies have submitted ANDAs with paragraph IV certifications to sell generic versions of other Takeda products. These include other Takeda products including Alogliptin. Takeda has filed patent infringement lawsuits against parties involved in these situations.
Sales, Marketing, and Regulation

Takeda has other litigations related to its products and its activities, the most significant of which are describe below.
ACTOS
There have been purported class action lawsuits filed in federal court in New York by several end payors and wholesalers against Takeda alleging anticompetitive conduct to delay generic competition for ACTOS. In September 2015, the court granted defendants’ motions to dismiss the antitrust claims asserted by the end payors. The end payors appealed this decision to the Federal 2nd Circuit Court of Appeals. The wholesalers’ lawsuit had been stayed pending the appellate court’s decision in the end payors’ lawsuit. In February 2017, the appellate court reversed in part the dismissal of the end payors’ case and allowed one of plaintiffs’ antitrust theories to proceed in the trial court. Specifically, the court ruled that plaintiffs sufficiently alleged that Takeda’s characterizations of two patents in the FDA Orange Book were false, and that this resulted in delaying Teva’s launch of generic ACTOS. Takeda disagrees with these allegations and believes the Orange Book listings were correct. The court, however, affirmed the trial court’s dismissal of other antitrust theories. The end payors’ case, along with the wholesalers’ case, is proceeding in the trial court, where Takeda has filed a motion to dismiss the remaining legal theory.
VANCOCIN
On April 6, 2012, ViroPharma Incorporated (“ViroPharma”) received a notification that the United States Federal Trade Commission (“FTC”) was conducting an investigation into whether ViroPharma had engaged in unfair methods of competition with respect to VANCOCIN, which Shire acquired in January 2014. Following its divestiture of VANCOCIN in August 2014, Shire retained certain liabilities including any potential liabilities related to the VANCOCIN citizen petition.
On August 3, 2012, and September 8, 2014, ViroPharma and Shire respectively received Civil Investigative Demands from the FTC requesting additional information related to this matter. Shire has fully cooperated with the FTC’s investigation.
On February 7, 2017, the FTC filed a complaint against Shire alleging that ViroPharma engaged in conduct in violation of U.S. antitrust laws arising from a citizen petition ViroPharma filed in 2006 related to FDA’s policy for evaluating bioequivalence for generic versions of VANCOCIN. The complaint seeks equitable relief, including an injunction and disgorgement. Shire filed a motion to dismiss on April 10, 2017. On March 20, 2018, the court granted Shire’s motion. On April 11, 2018, the FTC filed a Notice of Appeal. On February 25, 2019, the Court of Appeals for the Third Circuit affirmed the dismissal of the FTC’s complaint.
At this time, Takeda is unable to predict the outcome or duration of this case.
Investigation of Patient Assistance Programs
In November 2016, the U.S. Department of Justice (through the U.S. Attorneys’ Office in Boston) issued a subpoena to ARIAD, which was acquired by Takeda during the year ended March 31, 2017, seeking information from January 2010 to the present relating to ARIAD’s donations to 501(c) (3) co-payment foundations, financial assistance programs, and free drug programs available to Medicare beneficiaries and the relationship between these co-payment foundations and specialty pharmacies, hubs or case management programs. ARIAD is cooperating in the investigation.

In June 2019, the U.S. Department of Justice (through the U.S. Attorney’s Office in Boston, Massachusetts) issued a subpoena to Shire Pharmaceuticals LLC, which was acquired by Takeda during the year ended March 31, 2019 (through Takeda’s acquisition of Shire plc). The subpoena generally seeks information about Shire’s interactions with 501(c)(3) organizations that provide financial assistance to Medicare patients taking Shire drugs, including the hereditary angioedema medications Firazyr and Cinryze. Shire is cooperating with the investigation.